UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 25, 2004

                        INGERSOLL-RAND COMPANY LIMITED
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            (Exact name of registrant as specified in its charter)



         Bermuda                         1-985               75-2993910
(State or other jurisdiction of       (Commission           (IRS Employer
     incorporation)                   File Number)        Identification No.)

                                Clarendon House
                                2 Church Street
                            Hamilton HM 11, Bermuda
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (441) 295-2838


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement.

          On August 25, 2004, Ingersoll-Rand Company Limited ("IR"), on behalf of itself and certain of its subsidiaries, entered into an Equity Purchase Agreement (the "Purchase Agreement"), pursuant to which an investment vehicle affiliated with First Reserve Corporation has agreed to purchase IR's Dresser-Rand business unit (the "Transaction").

          Pursuant to the Purchase Agreement, at the closing IR will receive cash consideration of $1.2 billion, subject to certain adjustments, including customary post closing purchase price adjustments. Consummation of the Transaction is subject to customary conditions, including receipt of government regulatory approvals and consents. The sale of certain French operations, including Dresser-Rand S.A., is subject to an offer to purchase and to required consultation procedures with the relevant French works councils.

          A copy of the Purchase Agreement is filed with this report as
Exhibit 2.1. A copy of the press release announcing the execution of the Purchase Agreement is filed with this report as Exhibit 99.1. The Purchase Agreement and the press release are incorporated herein by reference into this report, and the foregoing description of the Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to such exhibits.



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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     2.1 Equity Purchase Agreement, dated as of August 25, 2004, by and among FRC Acquisitions LLC, on behalf of itself and certain of its subsidiaries, and Ingersoll-Rand Company Limited, on behalf of itself and certain of its subsidiaries.

     99.1     Press release of Ingersoll-Rand Company Limited, dated
              August 26, 2004.



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 26, 2004                          INGERSOLL-RAND COMPANY LIMITED


                                         By: /s/ Patricia Nachtigal
                                             ----------------------
                                              Name:  Patricia Nachtigal
                                              Title: Senior Vice President and
                                                       General Counsel




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                                 EXHIBIT INDEX


Exhibit No.             Description

 2.1 Equity Purchase Agreement, dated as of August 25, 2004, by and among FRC Acquisitions LLC, on behalf of itself and certain of its subsidiaries, and Ingersoll-Rand Company Limited, on behalf of itself and certain of its subsidiaries.

99.1      Press release of Ingersoll-Rand Company Limited, dated August 26,
          2004.